As filed with the Securities  and Exchange  Commission on September 1, 1999

         FILE NO. 811-

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

               (Exact Name of Registrant as Specified in Charter)

        Butterfield House, Fort Street, P.O. Box 2330, George Town, Grand
                           Cayman, Cayman Islands, BWI

                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (345) 949-4719

         Philip W. Coolidge, 21 Milk Street, Boston, Massachusetts 02109


                     (Name and Address of Agent for Service)

                       Copy to: John E. Baumgardner, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                               New York, NY 10004

                                EXPLANATORY NOTE


         This Registration Statement on Form N-1A (the"Registration Statement") has been filed by the Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended. However, beneficial interests in the Registrant are not being registered under the Securities Act of 1933 (the "1933 Act") because such interests will be issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Registrant may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in the Registrant.

         PART A

         Responses to Items 1 through 3, 5 and 9 have been omitted pursuant to
Item 2(b)of Instruction B of the General Instructions to Form N-1A.


ITEM 4. Investment Objectives, Principal Investment Strategies and Related
        Risks.

         The investment objective of the Dow Jones Islamic Market Index Portfolio (the "Portfolio") is described below, together with the policies employed to attempt to achieve this objective.

         The investment objective of the Portfolio is to seek long-term capital gains by matching the performance of the Dow Jones Islamic Market Index (SM) (the "Index") - a globally diversified compilation of equity securities considered by Dow Jones' Shari'ah Supervisory Board to be in compliance with Shari'ah principles.

         Under normal circumstances the assets of the Portfolio are fully invested in securities which are included in the Index. Any uninvested cash will be held in non-interest bearing deposits or invested in a manner compliant with the Shari'ah principles.

SHARI'AH PROCESS

Primary Selection Criteria

         Dow Jones selection process begins by excluding those firms who do not meet specific business line and financial requirements. The selection criteria and key features established by Dow Jones for inclusion of a company in its Index and, in turn, the Portfolio are as follows:

         Specifically, Dow Jones excludes firms whose products include:

Alcohol
Pork related products
Conventional financial services (banking, insurance, etc.)
Entertainment (hotels, casinos/gambling, cinema, pornography, music, etc.)
Tobacco
Defense

         These incompatible lines of business, represented by 18 of the 122 industry groups within the Dow Jones Global Indexes are removed from the "universe" of stocks considered for the Index. Other companies classified in other industry groups may also be excluded if they are deemed to have a material ownership in or revenues from prohibited business activities. After removing companies with unacceptable primary business activities, the remaining universe is tested by three financial-ratio "filters". The purpose is to remove companies with unacceptable financial ratios.

         The filters exclude companies if:

         Total  debt  divided by total  assets is equal to or greater  than 33%.

(Note: total debt = short term debt + current portion of long-term debt + long-term debt).

         Accounts receivables divided by total assets is equal to or greater than 47%.

         (Note:   accounts   receivables  =  current   receivables  +  long-term
receivables).

         Non-operating interest income divided by operating income is equal to or greater than 9%.

         Companies that pass these screens are included in the Index investable universe, from which Index components are selected.

Shari'ah Supervisory Board

         Dow Jones' Shari'ah Supervisory Board has approved of the above criteria and any changes in the Shari'ah Supervisory Board or the selection criteria are at the sole discretion of Dow Jones. Changes by Dow Jones in the selection criteria or the composition of the Index will be reflected in the composition of the Fund in a reasonable period of time.

BENCHMARK

         The Portfolio will use as its benchmark the Dow Jones Islamic Market Index (SM) which it intends to track. There is no guarantee that the Portfolio will achieve the same return as the Index. Due to the large number of stocks in the Index, the Trustees of the Portfolio may, in the initial stages of the Portfolio, purchase a sub-group of equities from those contained in the Index that Brown Brothers Harriman & Co. (the "Investment Manager") believes will best track the Index. As the assets of the Portfolio grow, it is anticipated the holdings of the Portfolio will be increased to include more of the components of the Index.
         The approximate geographic distribution of the market capitalization of the Index is: Americas (70%), Europe (20%), and Asia (10%).

         The 600 companies whose issues compromise the Index have an average market capitalization of US$11.7 billion and a median market capitalization of US$2.6 billion.

         The following sectors are represented in the Index: Consumer, Non-Cyclical (28%); Technology (25%); Utilities (12%); Energy (11%) Consumer Cyclical (9%); Industrial (8%); Basic materials (4%); Others (3%). The above composition is estimated and will change over time.

         "Dow Jones" and "Dow Jones Islamic Market IndexSM" are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Trust's Investment Adviser or Investment Manager, other than the licensing of the Dow Jones Islamic Market Index and its service marks for use in connection with the Trust.

         Dow Jones does not:

         Sponsor, endorse, sell or promote the Trust.
         Recommend that any person invest in the Trust or any other securities. Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Trust.
         Have any responsibility or liability for the administration, management or marketing of the Trust.
         Consider the needs of the Trust or the owners of the Trust in determining, composing or calculating the Dow Jones Islamic Market IndexSM or have any obligation to do so.

         Dow Jones will not have any liability in connection with the Trust. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

The results to be obtained by the Trust, the owner of the Trust or any other person in connection with the use of the Dow Jones Islamic Market IndexSM and the data included in the Dow Jones Islamic Market IndexSM;

The accuracy or completeness of the Dow Jones Islamic Market IndexSM and its data;

The merchantability and the fitness for a particular purpose or use of the Dow Jones Islamic Market IndexSM and its data;

Although Dow Jones uses reasonable efforts to comply with its guidelines regarding the selection of components in the Dow Jones Islamic Market Index, Dow Jones disclaims any warranty of compliance with Shariah law or other Islamic principles;

Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones Islamic Market IndexSM or its data;

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between the Trust's Investment Adviser, Investment Manager and Dow Jones is solely for their benefit and not for the benefit of the owners of the Trust or any other third parties.

         PRINCIPAL RISK FACTORS

         The principal risks of investing in the Portfolio and the circumstances reasonably likely to adversely affect an investment are described below. An investor may lose money by investing in the Portfolio.

         The principal risks of investing in the Portfolio are:

         Market Risk.

         This is the risk that the price of a security falls due to changing economic, political or market conditions, or due to a company's individual situation. Index Investing Risk.

         Unlike other non-index investment portfolios, the Portfolio will not be engaged in buying and selling of securities based upon economic, financial and market analysis and investment judgement. Instead, the Portfolio will be invested under an indexed investment approach, which attempts to approximate the investment performance of the Index. Therefore, an investor should not expect to achieve the potentially greater results that could be obtained by investment portfolios that aggressively seek growth or investment portfolios that attempt to limit losses in a falling market.


         The strategy of investing in a representative sample of Index components may result in some deviation between Portfolio performance and that of the Index. The Portfolio's return is also likely to be lower than that of the Index because the Portfolio incurs brokerage commissions, transaction fees and other expenses. However, transaction costs will likely be lower than typical stock funds because of lower portfolio turnover. In addition, the Portfolio's ability to replicate the Index return will depend to a certain extent on cash flow into and out of the Portfolio. Even if the Portfolio's investments were fairly representative of the Index its return could differ because of differences in how the Portfolio and the Index are valued. The Index is valued by Dow Jones, which may use different closing prices, currency exchange rates or dividend reinvestment assumptions than the Portfolio does.

         Foreign Investment Risk.

         Changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations may adversely affect the value of such investments. Changes in government administrations or economic or monetary policies in the United States or other countries could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the operations of the Portfolio. The economies of individual foreign nations differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. It may be more difficult to obtain and enforce a judgment against a foreign company. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends paid by domestic companies.

         In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the New York Stock Exchange. Accordingly, foreign investments are less liquid and their prices are more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. companies, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, fixed commissions are normally paid that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and companies in foreign countries than in the United States.

         The foreign investments made by the Portfolio are made in compliance with the currency regulations and tax laws of the United States and foreign governments. There may also be foreign government regulations and laws that restrict the amounts and types of foreign investments.

         Because securities in the Portfolio are denominated and pay dividends in various currencies, and the Portfolio holds various foreign currencies from time to time, the value of the net assets of the Portfolio as measured in U.S. dollars is affected favorably or unfavorably by changes in exchange rates. The Portfolio also incurs costs in connection with conversion between various currencies.

         Developing Countries Investment Risk

                  The Portfolio may invest its assets in securities of issuers based in developing countries. Investments in securities of issuers in developing countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability;
(ii) the small current size of the markets for securities of issuers in developing countries and the currently low or non-existent volume of trading resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

         Non-Diversification Risk.

         The Portfolio is classified as "non-diversified" under the 1940 Act, which means that it is not limited by the 1940 Act with respect to the proportion of its assets which may be invested in securities of a single issuer (although certain diversification requirements are imposed by the Internal Revenue Code of 1986, as amended).

         Islamic Shari'ah Investment Risk.

         It is possible that the restrictions placed on investments, in particular the prohibition on interest bearing investments and the cost of donations by the Portfolio of parts of dividends which are attributable to interest related activities, may result in the Portfolio performing less well than portfolios with similar investment objectives which are not subject to Islamic Shari'ah restrictions.

         Investments in the Portfolio are neither insured nor guaranteed by the U.S. Government. Shares of beneficial interest of the Portfolio are not deposits of or obligations of, or guaranteed by, Brown Brothers Harriman & Co. or any other bank, and the shares of beneficial interest are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.



ITEM 6. MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

         Investment Manager and Investment Adviser

         The Investment Manager is Brown Brothers Harriman & Co., Private Bankers, 59 Wall Street, New York, NY 10005, a New York limited partnership established in 1818. The firm is subject to examination and regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts.


         Brown Brothers Harriman & Co. provides portfolio management services to the Portfolio. Subject to the general supervision of the Portfolio's Trustees and based upon advice given by Wafra Investment Advisory Group, Inc. (the
"Investment Adviser"), Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Portfolio, places the purchase and sale orders for portfolio transactions, and generally manages the Portfolio's investments. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At December 31, 1998, it managed total assets of approximately $32 billion.

         The Portfolio is managed on a day to day basis by a team of individuals including Mr. John A. Nielsen, Mr. Jeffrey A. Schoenfeld, Mr. Young Chin, Mr. Vasken H. Setrakian and Mr. Gerald Lavish. Mr. Nielsen holds a B.A. from Bucknell University, a M.B.A. from Columbia University and is a Chartered Financial Analyst. He joined Brown Brothers Harriman & Co. in 1968. Mr. Schoenfeld holds a B.A. from University of California, Berkeley and a M.B.A. from the Wharton School of the University of Pennsylvania. He joined Brown Brothers Harriman & Co. in 1984. Mr. Chin holds a B.A. and a M.B.A from University of Chicago. He joined Brown Brothers Harriman & Co. in 1999. Mr.
Setrakian holds a B.E. from American University of Beirut and a M.B.A. from Harvard University. He joined Brown Brothers Harriman & Co. in 1980. Mr. Lavish holds a B.S. from Columbia University and a M.B.A. from New York University. He joined Brown Brothers Harriman & Co. in 1998.

         The Investment Adviser of the Portfolio is Wafra Investment Advisory Group, Inc., 345 Park Avenue, New York, NY 10154, a U.S. registered investment adviser. Founded in 1985, the Investment Adviser, with its principal place of business in New York, together with its affiliate companies, manages in excess of $3 billion, specialising in global fund management, securities portfolio management, direct equity investment, real estate investment and private asset management to major financial institutions from the Gulf as well as other companies and high net worth individuals. The Investment Adviser acts as U.S. investment adviser for numerous investment funds and managed accounts, including other Islamic funds and products.


         The Investment Adviser will provide investment advisory services to the Portfolio and the Investment Manager. For performing such investment advisory services, the Investment Adviser receives such compensation from the Investment Manager as is from time to time agreed upon.

         For the services provided and the expenses borne pursuant to the Investment Management Agreement and the Investment Advisory Agreement, the Investment Manager and the Investment Adviser jointly will receive from the Portfolio as full compensation therefor an aggregate fee at an annual rate equal to 0.40% of the Portfolio's average daily net assets. This fee will be computed based on net assets at 4:00 P.M. New York time on each day the New York Stock Exchange is open for trading, will be paid monthly during the succeeding calendar month and will be shared between the Investment Manager and the Investment Adviser as from time to time may be agreed upon by the Investment Manager and the Investment Adviser.


ITEM 7. INVESTOR INFORMATION

         The net asset value of the Portfolio is determined each day the New York Stock Exchange is open for regular trading. This determination is made once each business day as of 4:00 p.m. New York time.

         The Portfolio determines the value of each security held by the Portfolio with advice from the Investment Manager and Investment Adviser as to the broadest and most representative market for such securities. Any security for which the primary market is on a securities exchange is valued at the last sale price on such exchange on the valuation day or, if no sale occurred on that day, at the most recent quoted bid price on that day. Such securities as well as other securities for which the primary market is believed to be over-the-counter are valued at the most recent quoted bid price provided by one or more principal market makers. Securities or other assets for which market prices are not readily available will be valued at their fair value as determined in good faith in accordance with the procedures adopted by the Trustees with the advice of the Investment Manager and Investment Adviser.

         Beneficial interests in the Portfolio are issued solely in private placement transactions. Investments in the Portfolio may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or entities which are "accredited investors." This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the Securities Act of 1933 (the "1933 Act").

         An investment in the Portfolio may be made without a sales load. All investments are made at net asset value next determined after an order is received in "good order" by the Portfolio.

         There is no minimum initial or subsequent investment in the Portfolio. However, because the Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets, investments must be made in federal funds (i.e., monies credited to the custodian of the Portfolio's account by a Federal Reserve Bank).

         The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

         An investor in the Portfolio may reduce all or any portion of its investment at the net asset value next determined after a request in "good order" is furnished by the investor to the Portfolio. The proceeds of a reduction will be paid by the Portfolio in federal funds within five Portfolio business days after the reduction is effected.

         The right of any investor to receive payment with respect to any reduction may be suspended or the payment of the proceeds therefrom postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the New York Stock Exchange is restricted or, if an emergency exists.

         The Portfolio reserves the right under certain circumstances, such as accommodating requests for substantial withdrawals or liquidations, to pay distributions in kind to investors (i.e., to distribute portfolio securities as opposed to cash). If securities are distributed, an investor could incur brokerage, tax or other charges in converting the securities to cash. In addition, distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Portfolio.

ITEM 8.  DISTRIBUTION ARRANGEMENTS.

         Not applicable.

         PART B


ITEM 10.  COVER PAGE.

     Not applicable.

     TABLE OF CONTENTS.                                              PAGE

     Portfolio History . . . . . . . . . . . . . . . . . .           B-1
     Description of Portfolio and Its Investments and Risks          B-1
     Management of the Portfolio . . . . . . . . . . . . .           B-4
     Control Persons and Principal Holders . . . . . . . .           B-5
     Investment Advisory and Other Services  . . . . . . .           B-5
     Expense Payment Agreement                                       B-7
     Brokerage Allocation and Other Practices  . . . . . .           B-8
     Capital Stock and Other Securities  . . . . . . . . .           B-9
     Purchase, Redemption and Pricing of
     Securities Being Offered  . . . . . . . . . . . . . .           B-10
     Tax Status  . . . . . . . . . . . . . . . . . . . . .           B-11
     Underwriters  . . . . . . . . . . . . . . . . . . . .           B-12
     Calculations of Performance Data  . . . . . . . . . .           B-12
     Financial Statements  . . . . . . . . . . . . . . . .           B-12

ITEM 11. PORTFOLIO HISTORY.

         Not applicable.

ITEM 12. DESCRIPTION OF PORTFOLIO AND ITS INVESTMENTS AND RISKS.

         The investment objective of the Dow Jones Islamic Market Index Portfolio (the "Portfolio") is to to seek long-term capital gains by matching the performance of the Dow Jones Islamic Market Index (SM) (the "Index") - a globally diversified compilation of equity securities considered by Dow Jones' Shari'ah Supervisory Board to be in compliance with Shari'ah principles.

         At the Portfolio's inception, the Shari'ah Supervisory Board consists of:



Shaykh Abdul Sattar Abu Ghuddah,   Senior advisor to Albaraka Investment Co. of
Syria                              Saudi Arabia and Syria


Shaykh Justice Muhammed            Shaykh Usmani has been a member of the
Usmani, Pakistan                   Supreme Court of Pakistan since 1982.
                                   He is Deputy  Chairman of the Islamic Fiqh
                                   Academy,  Jeddah,  and  chairman  or
                                   members of more than a dozen Shari'ah supervisory boards.

Shaykh Yaquby, Bahrain             Shaykh Mizam Yaquby is a renowned Shari'ah
                                   scholar and advisor to numerous Islamic
                                   banks and companies, including Abu Dhabi
                                   Islamic Bank, Islamic Investment Company of the Gulf, Bahrain and the Arab Islamic Bank,
                                   Bahrain. He Pursued traditional Islamic studies in Mecca, India and Morocco under the guidance of eminent Islamic scholars, including Shaykh Abdullah Al-Farisi and
                                   Shaykh Muhammad Salah Al-Abbasi. He holds a
                                   B.A.in Economics and Comparative Religion from McGill University, Toronto. He is a
                                   Ph.D.candidate in Islamic Law at the
                                   University of Wales. Shaykh Yaquby has
                                   published several
                                   books on Islam law and is a frequent speaker at Islamic conferences.

Shaykh Dr. Mohamed Ali Eligari,    Dr. Mohamed Ali Elgari is the director of
Saudi Arabia                       the Center for Research in Islamic Economics
                                   at King Abdulaziz University in Jeddah. He is also a member of the OIC Fiqh Council.Dr.
                                   Elgari serves as a consultant to Islamic banks and has served on the consulting committee that counseled the Government of Pakistan on the Islamization of its banking system. Dr. Elgari holds a Ph.D.in Economics from the University of California.

Shaykh Yusuf Tala DeLorenzo,       Shaykh  Yusuf Talal DeLorenzo is currently
United States                      a Shari'ah consultant/advisor and
                                   translator/researcher for the
                                   institution   of   Islamic    Banking,
                                   London,  and PCS Inc.,  Reston, VA. He
                                   holds an M.A. in Islamic  Studies from
                                   Jami'ah al Ulum al Islamiyah (Karachi)
                                   and  is a  doctoral  candidate  at the
                                   Hartford  Seminary.  Shaykh  DeLorenzo
                                   produced the first systematic academic
                                   translation   in   English   of  legal
                                   rulings  issued by  Shari'ah  advisory
                                   boards on the operations of Islamic ba
                                   Rulings on the  Operations  of Islamic
                                   Banks." He has also authored  original
                                   research in Islamic studies, including
                                   Islamic  banking  and law, in English,
                                   Arabic and Urdu.


Periodic Review

     The Index is reviewed quarterly and annually by the Shari'ah Supervisory Board and by Dow Jones for consideration of exclusion or inclusion of components. In addition, the Index is reviewed on an on-going basis to contemplate changes as a result of extraordinary events (e.g. delisting, bankruptcy, merger, takeover, etc.).

     The  following  discussion   supplements  the  information   regarding  the
investment objective of the Portfolio and the policies to be employed to achieve this objective as set forth above and in Part A.

         EQUITY INVESTMENTS

         Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder's claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

         FOREIGN EXCHANGE CONTRACTS

     Foreign exchange contracts are made with currency dealers, usually large commercial banks and financial institutions. Although foreign exchange rates are volatile, foreign exchange markets are generally liquid with the equivalent of approximately $500 billion traded worldwide on a typical day.

         OTHER INVESTMENT TECHNIQUES

     Cash is held for the Portfolio in demand deposit accounts with Brown Brothers Harriman & Co. as the Portfolio's custodian bank (the "Custodian").

     RESTRICTED SECURITIES. Securities that have legal or contractual restrictions on their resale may be acquired for the Portfolio. The price paid for these securities, or received upon resale, may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities reflects any limitation on their liquidity. (See "Investment Restrictions".)

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Securities may be purchased for the Portfolio on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Portfolio until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Portfolio's net asset value. The Portfolio maintains with the Custodian a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Portfolio could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When-issued or delayed delivery commitments for the Portfolio may not be entered into if such commitments exceed in the aggregate 15% of the market value of its total assets, less liabilities other than the obligations created by when-issued or delayed delivery commitments.

     INVESTMENT COMPANY SECURITIES. Subject to applicable statutory and regulatory limitations, the assets of the Portfolio may be invested in shares of other investment companies. Under the 1940 Act, assets of the Portfolio may be invested in shares of other investment companies in connection with a merger, consolidation, acquisition or reorganization or if immediately after such investment (i) 10% or less of the market value of the Portfolio's total assets could be so invested, (ii) 5% or less of the market value of the Portfolio's total assets would be invested in the shares of any one such company, and (iii) 3% or less of the total outstanding voting stock of any other investment company would be owned by the Portfolio. As a shareholder of another investment company, the Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly in connection with its own operations.

         ADDITIONAL INVESTMENT INFORMATION

     In response to adverse market, economic, political or other conditions, the Portfolio may make temporary investments that are not consistent with its investment objective and principal investment strategies. Such investments may prevent the Portfolio from achieving its investment objective.

         INVESTMENT RESTRICTIONS

     The Portfolio is operated under the following investment restrictions which are deemed fundamental policies and may be changed only with the approval of the holders of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Portfolio. As used in this Part B, the term "majority of the outstanding voting securities" as defined in the 1940 Act currently means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or represented by proxy; or
(ii) more than 50% of the outstanding voting securities, whichever is less.

         The Portfolio may not:

     (1) borrow money or mortgage or hypothecate its assets except that in an amount not to exceed 1/3 of the current value of its net assets and in a manner not to contravene Islamic Shari'ah principles, it may borrow money as a temporary measure for extraordinary or emergency purposes, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that money will be borrowed only from banks and only either to accommodate requests for the redemption of Fund shares or the withdrawal of part or all of the Fund's interest in the Portfolio, as the case may be, while effecting an orderly liquidation of portfolio securities or to maintain liquidity in the event of an unanticipated failure to complete a portfolio security transaction or other similar situations), and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute

         (2) earn interest on its capital;

         (3) purchase any security which is not included in the Dow Jones Islamic Market Index (SM);

     (4) hold uninvested cash in interest bearing deposits or invest such uninvested cash in a manner that would not be in compliance with Shari'ah principles;

     (5) acquire the securities of one issuer if upon such purchase the value of the Portfolio's holdings of such securities would exceed 10% of its net assets;

     (6) invest in fixed income investments;

     (7) underwrite securities issued by other persons except insofar as it may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act") in selling a portfolio security;

     (8) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities is reserved);

     (9) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry;

     (10) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

     NON-FUNDAMENTAL RESTRICTIONS. The Portfolio may not as a matter of operating policy: (i) purchase securities of any investment company if such purchase at the time thereof would cause more than 10% of its total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held for it; (iii) knowingly invest in securities which are subject to legal or contractual restrictions on resale if, as a result thereof, more than 10% of its net assets (taken at market value) would be so invested; (iv) enter into forward contracts and write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent the purchase, ownership, holding or sale of warrants where the grantor of the warrants is the issuer of the underlying securities; purchase any security or evidence of interest therein on margin; or (v) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options).

         These policies are not fundamental and may be changed without investor approval.

     PERCENTAGE RESTRICTIONS. If a percentage restriction on investment or utilization of assets set forth above or referred to in Part A is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the portfolio securities of a portfolio security is not considered a violation of policy. If investment restrictions relating to any particular investment practice or policy are inconsistent between the Portfolio and an investor, the Portfolio will adhere to the more restrictive limitation.

ITEM 13.  MANAGEMENT OF THE PORTFOLIO.

     The Portfolio's Trustees, in addition to supervising the actions of the Investment Adviser, Investment Manager and the Portfolio's administrator (the "Administrator"), as set forth below, decide upon matters of general policy with respect to the Portfolio. The Portfolio's Trustees receive no compensation for their services.

     Because of the services rendered to the Portfolio by the Investment Adviser, Investment Manager and the Administrator, the Portfolio requires no employees, and its officers receive no compensation from the Portfolio.

     The Trustees and executive officers of the Portfolio, their business addresses, and principal occupation during the past five years (although their titles may have varied during the period) are:

                            TRUSTEES OF THE PORTFOLIO

     RICHARD L. CARPENTER -- Trustee; Trustee of U.S. Money Market Portfolio, U.S. Small Company Portfolio and International Equity Portfolio; Retired; Director of Internal Investments, Public School Employees' Retirement System (prior to December 1995). His business address is 12664 Lazy Acres Court, Nevada City, CA 95959.

     CLIFFORD A. CLARK -- Trustee; Trustee of U.S. Money Market Portfolio, U.S. Small Company Portfolio and International Equity Portfolio; Retired; Director of Schmid, Inc. (prior to July 1993); Managing Director of the Smith-Denison Foundation . His business address is 42 Clowes Drive, Falmouth, MA 02540.

     J. ANGUS IVORY -- Trustee; Director of Brown Brothers Harriman Ltd., subsidiary of Brown Brothers Harriman & Co.; Director of Old Daily Saddlery; Advisor, RAF Central Fund; Committee Member, St. Thomas Hospital Pain Clinic (since 1999)

                            OFFICERS OF THE PORTFOLIO

     PHILIP W. COOLIDGE -- President; Chief Executive Officer and President of Signature Financial Group, Inc. ("SFG"), 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors") and 59 Wall Street Administrators, Inc. ("59 Wall Street Administrators").

     JOHN R. ELDER - Treasurer; Vice President of SFG (since April 1995); Treasurer of Phoenix Family of Mutual Funds (prior to April 1995).

     LINWOOD C. DOWNS - Assistant Treasurer; Senior Vice President of SFG; Senior Vice President and Treasurer of SFG; Treasurer of 59 Wall Street Distributors and 59 Wall Street Administrators.

     LINDA T. GIBSON -- Secretary; Senior Vice President and Secretary, SFG; Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.

     SUSAN  JAKUBOSKI  -- Assistant  Treasurer  and  Assistant  Secretary of the
Portfolio; Assistant Secretary, Assistant Treasurer and Vice President of Signature Financial Group (Cayman) Limited (since August 1994); Fund Compliance Administrator of Concord Financial Group, Inc. (from November 1990 to August
1994).

     MOLLY S. MUGLER -- Assistant Secretary; Vice President and Assistant Secretary of SFG; Assistant Secretary of 59 Wall Street Distributors and 59 Wall Street Administrators.

     CHRISTINE A. DRAPEAU -- Assistant Secretary; Vice President of SFG (since January 1996); Paralegal and Compliance Officer, various financial companies
(July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

         -------------------------

     The address of each officer of the Portfolio is 21 Milk Street, Boston, Massachusetts 02109. Messrs. Coolidge, Elder and Downs, and Mss. Gibson, Jakuboski, Mugler and Drapeau also hold similar positions with other investment companies for which affiliates of 59 Wall Street Distributors serves as the principal underwriter.

     No Trustee of the Portfolio is an "interested person" of the Portfolio as that term is defined in the 1940 Act.

     By virtue of the responsibilities assumed by the Investment Adviser, Investment Manager and the Administrator, the Portfolio requires no employees other than its officers, and none of its officers devote full time to the affairs of the Portfolio or receive any compensation from the Portfolio.

ITEM 14.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

     As of July 31, 1999, Wafra/BBH & Co.-Dow Jones Islamic Market Index Fund (Cayman) owned 100% of the outstanding beneficial interests in the Portfolio.

     Wafra/BBH & Co.-Dow Jones Islamic Market Index Fund (Cayman) has informed the Portfolio that whenever it is requested to vote on matters pertaining to the Portfolio (other than a vote by the Portfolio to continue the operation of the Portfolio upon the withdrawal of another investor in the Portfolio), it will hold a meeting of its shareholders and will cast its vote as instructed by those shareholders.

ITEM 15.  INVESTMENT ADVISORY AND OTHER SERVICES.

     Under the Investment Management Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Brown Brothers Harriman & Co. (the "Investment Manager") provides investment management services to the Portfolio. The Investment Manager will make all investment decisions for the Portfolio based upon the advice given by Wafra Investment Advisory Group, Inc. (the "Investment Adviser") but subject to the overall direction and control of the Trustees of the Portfolio.

     The investment management services of Brown Brothers Harriman & Co. to the Portfolio are not exclusive under the terms of the Investment Management Agreement. Brown Brothers Harriman & Co. is free to and does render investment management services to others, including other registered investment companies.

     The Investment Management Agreement between Brown Brothers Harriman & Co. and the Portfolio is dated March 5, 1999 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least (see "Investment Adviser") annually (i) by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio, or by the Portfolio's Trustees, and (ii) by a vote of a majority of the Trustees of the Portfolio who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the 1940
Act) of the Portfolio ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement was most recently approved by the Independent Trustees on August 10, 1999. The Investment Management Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio on three months' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on three months' written notice to the Portfolio.

     The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing investment management or administrative functions. If Brown Brothers Harriman & Co. were to terminate its Investment Management Agreement with the Portfolio, or were prohibited from acting in such capacity, it is expected that the Trustees of the Portfolio would recommend to the investors that they approve a new investment manager agreement for the Portfolio with another qualified manager.

     Under its Investment Advisory Agreement with the Portfolio, subject to the general supervision of the Portfolio's Trustees and in conformance with the stated policies of the Portfolio, Wafra Investment Advisory Group, Inc. (the "Investment Adviser") provides investment advisory services to the Portfolio.

     The investment advisory services of the Investment Adviser to the Portfolio are not exclusive under the terms of the Investment Advisory Agreement. The Investment Adviser is free to and does render investment advisory services to others, including other registered investment companies.

     The Investment Advisory Agreement between Wafra Investment Advisory Group, Inc. and the Portfolio is dated March 5, 1999 and remains in effect for two years from such date and thereafter, but only as long as the agreement is specifically approved at least annually in the same manner as the Investment Management Agreement. The Investment Advisory Agreement was most recently approved by the Independent Trustees on August 10, 1999. The Investment Advisory Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. on 90 days' written notice to the Portfolio.

     ADMINISTRATOR.   Brown   Brothers   Harriman  Trust  Company  acts  as  the
Administrator of the Portfolio (the "Administrator"). Brown Brothers Harriman Trust Company is a wholly-owned subsidiary of Brown Brothers Harriman & Co.

     Brown Brothers Harriman Trust Company, in its capacity as Administrator, administers all aspects of the Portfolio's operations subject to the supervision of the Trustees except as set forth above under "Investment Adviser" and "Investment Manager". In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman Trust Company (i) provides the Portfolio with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Portfolio, including the maintenance of certain books and records, receiving and processing requests for increases and decreases in the beneficial interests in the Portfolio, notification to the Investment Adviser of available funds for investment, reconciliation of account information and balances between the Custodian and the Investment Adviser, and processing, investigating and responding to investor inquiries; (ii) oversees the performance of administrative and professional services to the Portfolio by others, including the Custodian; (iii) provides the Portfolio with adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the Portfolio's registration statement for filing with the Securities and Exchange Commission (the "SEC"), and the preparation of tax returns for the Portfolio and reports to investors and the SEC.

     For the services rendered to the Portfolio and related expenses borne by Brown Brothers Harriman Trust Company as Administrator of the Portfolio, Brown Brothers Harriman Trust Company receives from the Portfolio a fee, computed daily and paid monthly, at an annual rate equal to 0.05% of the average daily net assets of the Portfolio that are not in excess of $50 million and at an annual rate equal to 0.01% of the average daily net assets of the Portfolio in excess of $50 million. The Administrator shall receive a minimum annual fee from the Portfolio equal to $20,000.

     The  Administration  Agreement  between the  Portfolio  and Brown  Brothers
Harriman Trust Company (dated March 5, 1999) will remain in effect for successive annual periods, but only so long as the agreement is specifically approved at least annually in the same manner as the Investment Management. The agreement will terminate automatically if assigned by either party thereto and is terminable by the Portfolio at any time without penalty by a vote of a majority of the Trustees of the Portfolio, or by a vote of the holders of a "majority of the outstanding voting securities as defined in the 1940 Act" of the Portfolio. The Portfolio's Administration Agreement is terminable by the Trustees of the Portfolio or by investors in the Portfolio on 60 days' written notice to Brown Brothers Harriman Trust Company. The agreement is terminable by the Administrator on 90 days' written notice to the Portfolio.

         PLACEMENT AGENT

     The Portfolio has not retained the services of a principal underwriter or distributor, since interests in the Portfolio are offered solely in private placement transactions. 59 Wall Street Distributors, Inc. ("59 Wall Street Distributors"), acting as agent for the Portfolio, serves as the placement agent of interests in the Portfolio. 59 Wall Street Distributors receives no compensation for serving as placement agent.

         EXPENSE PAYMENT AGREEMENT

     Under an agreement  dated August 10, 1999,  Brown  Brothers  Harriman Trust
Company pays the expenses of the Portfolio, other than fees paid to Brown Brothers Harriman Trust Company under the Portfolio's Administration Agreement and other than expense relating to the organization of the Portfolio. In return, Brown Brothers Harriman Trust Company receives a fee from the Portfolio such that after such payment the aggregate expenses of the Portfolio do not exceed an agreed upon annual rate, currently 0.57% of the average daily net assets of the Portfolio. Such fees are computed daily and paid monthly.

         CUSTODIAN

     Brown Brothers Harriman & Co., 59 Wall Street, New York, NY 10005, is the Custodian for the Portfolio.

     As Custodian, Brown Brothers Harriman & Co. is responsible for maintaining books and records of portfolio transactions and holding the Portfolio's securities and cash pursuant to a custodian agreement with the Portfolio. Cash is held for the Portfolio in demand deposit accounts at the Custodian. Subject to the supervision of the Administrator, the Custodian maintains the accounting and portfolio transaction records for the Portfolio and each day computes the net asset value and net income of the Portfolio.

         INDEPENDENT AUDITORS

         Deloitte & Touche LLP are the independent auditors of the Portfolio.

ITEM 16.  BROKERAGE ALLOCATION AND OTHER PRACTICES.

         The  Portfolio  is  managed  actively  in  pursuit  of  its  investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 100% annual turnover rate would occur, for example, if all portfolio Securities (excluding short-term obligations) were replaced once in a period of one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the investors tend to increase as the level of portfolio activity increases.

         In effecting securities transactions the Investment Manager seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Manager considers a number of factors, including: the broker's ability to execute orders without disturbing the market price; the broker's
reliability  for  prompt,   accurate   confirmations  and  on-time  delivery  of
securities; the broker's financial condition and responsibility; the research and other information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Manager determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

         The Investment Manager may direct a portion of the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Portfolio to pay other unaffiliated service providers on behalf of the Portfolio for services provided for which the Portfolio would otherwise be obligated to pay. Such commissions paid by the Portfolio are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

         Research services provided by brokers to which Brown Brothers Harriman & Co. has allocated brokerage business in the past include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Manager's clients and not solely or necessarily for the benefit of the Portfolio. The Investment Manager believes that the value of research services received is not determinable and such research does not significantly reduce its expenses. The Portfolio does not reduce the fee paid to the Investment Manager and Investment Adviser by any amount that might be attributable to the value of such services.

         Portfolio securities are not purchased from or sold to the Administrator, Investment Manager, Investment Adviser or any "affiliated person" (as defined in the 1940 Act) of the Administrator, Investment Manager or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

         A committee, comprised of officers and partners of Brown Brothers Harriman & Co. who are portfolio managers of some of Brown Brothers Harriman & Co.'s managed accounts (the "Managed Accounts"), evaluates semi-annually the nature and quality of the brokerage and research services provided by brokers, and, based on this evaluation, establishes a list and projected ranking of preferred brokers for use in determining the relative amounts of commissions to be allocated to such brokers. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings.

         The Trustees of the Portfolio review regularly the reasonableness of commissions and other transaction costs incurred for the Portfolio in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Manager and published data concerning transaction costs incurred by institutional investors generally.

         Over-the-counter purchases and sales are transacted directly with principal market makers, except in those circumstances in which, in the judgment of the Investment Manager, better prices and execution of orders can otherwise be obtained. If the Portfolio effects a closing transaction with respect to a futures or option contract, such transaction normally would be executed by the same broker-dealer who executed the opening transaction. The writing of options by the Portfolio may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Portfolio may write may be affected by options written by the Investment Manager for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of the Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Portfolio. In some instances, this procedure might adversely affect the Portfolio.

ITEM 17.  CAPITAL STOCK AND OTHER SECURITIES.

         The Portfolio is organized as a trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in the Portfolio. Investors are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of the Portfolio. Upon liquidation or dissolution of the Portfolio, investors are entitled to share pro rata in the Portfolio's net assets available for distribution to its investors. Investments in the Portfolio have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in the Portfolio may not be transferred. Certificates representing an investor's beneficial interest in the Portfolio are issued only upon the written request of an investor.

         Each investor is entitled to a vote in proportion to the amount of its investment in the Portfolio. Investors in the Portfolio do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interest in the Portfolio may elect all of the Trustees if they choose to do so and in such event the other investors in the Portfolio would not be able to elect any Trustee. The Portfolio is not required and has no current intention to hold annual meetings of investors but the Portfolio will hold special meetings of investors when in the judgment of the Portfolio's Trustees it is necessary or desirable to submit matters for an investor vote. Changes in fundamental policies will be submitted to investors for approval. No material amendment may be made to the Portfolio's Declaration of Trust without the affirmative majority vote of investors (with the vote of each being in proportion to the amount of its investment). Investors have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified percentage of the outstanding interests in the Portfolio) the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees. Investors also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified percentage of the outstanding interests in the Portfolio. Upon liquidation of the Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

         The end of the Portfolio's fiscal year is December 31.

         Under the anticipated method of operation of the Portfolio, the Portfolio will not be subject to any income tax. However, each investor in the Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

         It is intended that the Portfolio's assets, income and distributions will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code, assuming that the investor invested all of its assets in the Portfolio.

         Investor inquiries may be directed to 59 Wall Street Distributors, Inc, 21 Milk Street, Boston, MA 02109, 1-800-625-5759.

         The Portfolio may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of two thirds of its investors (with the vote of each being in proportion to its percentage of the beneficial interests in the Portfolio), except that if the Trustees recommend such sale of assets, the approval by vote of a majority of the investors (with the vote of each being in proportion to its percentage of the beneficial interests of the Portfolio) will be sufficient. The Portfolio may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment) or (ii) by the Trustees by written notice to its investors.

         Investors in the Portfolio will be held personally liable for its obligations and liabilities, subject, however, to indemnification by the Portfolio in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Portfolio than its proportionate beneficial interest in the Portfolio. The Declaration of Trust also provides that the Portfolio shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Portfolio, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations.

         The Portfolio's Declaration of Trust further provides that obligations of the Portfolio are not binding upon the Trustees individually but only upon the property of the Portfolio and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ITEM 18.  PURCHASE, REDEMPTION AND PRICING OF SECURITIES.

         Beneficial interests in the Portfolio are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act. Investments in the Portfolio may only be made by other investment companies, insurance company separate accounts, common or commingled trust funds, or similar organizations or entities which are "accredited investors" as defined in Rule 501 under the 1933 Act. This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any "security" within the meaning of the 1933 Act.

         An investment in the Portfolio may be made without a sales load. All investments are made at net asset value next determined after an order is received in "good order" by the Portfolio. The net asset value of the Portfolio is determined once on each business day.

         There is no minimum initial or subsequent investment in the Portfolio. However, because the Portfolio intends to be as fully invested at all times as is reasonably practicable in order to enhance the yield on its assets, investments must be made in federal funds (i.e., monies credited to the account of the Custodian by a Federal Reserve Bank).

         The Portfolio reserves the right to cease accepting investments at any time or to reject any investment order.

         Each investor in the Portfolio may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange is open for regular trading. At 4:00 P.M., New York time on each such business day, the value of each investor's beneficial interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 4:00 P.M New York time on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 P.M. New York time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 4:00 P.M., New York time on the following business day of the Portfolio.

         The net income and capital gains and losses, if any, of the Portfolio are determined at 4:00 p.m., New York time on each business day. Net income for days other than business days is determined as of 4:00 p.m., New York time on the immediately preceding business day. All the net income, as defined below, and capital gains and losses, if any, so determined are allocated pro rata among the investors in the Portfolio at the time of such determination.

         For this purpose the "net income" of the Portfolio (from the time of the immediately preceding determination thereof) consists of (i) accrued interest, accretion of discount and amortization of premium less (ii) all actual and accrued expenses of the Portfolio (including the fees payable to the Investment Adviser, Investment Manager and Administrator of the Portfolio).

         The value of investments listed on a domestic securities exchange is based on the last sale prices as of the regular close of the New York Stock Exchange (which is currently 4:00 P.M New York time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such Exchange.

         Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

         Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired was more than 60 days, unless this is determined not to represent fair value by the Trustees of the Portfolio.

         If the Portfolio determines that it would be detrimental to the best interest of the remaining investors in the Portfolio to make payment wholly or partly in cash, payment of the redemption price may be made in whole or in part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with the applicable rules of the Securities and Exchange Commission (the "SEC"). If interests are redeemed in kind, the redeeming investor might incur transaction costs in converting the assets into cash. The method of valuing portfolio securities is described above and such valuation will be made as of the same time the redemption price is determined.

         An investor in the Portfolio may reduce all or any portion of its investment at the net asset value next determined after a request in "good order" is furnished by the investor to the Portfolio. The proceeds of a reduction will be paid by the Portfolio in federal funds normally on the next Portfolio Business Day after the reduction is effected, but in any event within seven days. Investments in the Portfolio may not be transferred.

         The right of any investor to receive payment with respect to any reduction may be suspended or the payment of the proceeds therefrom postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the New York Stock Exchange is restricted or, to the extent otherwise permitted by the 1940 Act if an emergency exists.

         The Portfolio reserves the right under certain circumstances, such as accommodating requests for substantial withdrawals or liquidations, to pay distributions in kind to investors (i.e., to distribute portfolio securities as opposed to cash). If securities are distributed, an investor could incur brokerage, tax or other charges in converting the securities to cash. In addition, distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Portfolio.

ITEM 19.  TAX STATUS.

         The Portfolio is organized as a New York trust. The Portfolio is not subject to any income or franchise tax in the State of New York or the Commonwealth of Massachusetts. However each investor in the Portfolio will be taxable on its share (as determined in accordance with the governing instruments of the Portfolio) of the Portfolio's ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

         Although, as described above, the Portfolio will not be subject to federal income tax, it will file appropriate income tax returns.

         It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of Subchapter M of the Code.

         Gains or losses on sales of securities by the Portfolio will be treated as long-term capital gains or losses if the securities have been held by it for more than one year except in certain cases where, if applicable, the Portfolio acquires a put or writes a call thereon. Other gains or losses on the sale of securities will be short-term capital gains or losses.

         FOREIGN TAXES. The Portfolio may be subject to foreign withholding taxes with respect to income received from sources within foreign countries.

         OTHER TAXATION. The investment by an investor in the Portfolio does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Portfolio.

ITEM 20.  UNDERWRITERS.

         The placement agent for the Portfolio is 59 Wall Street Distributors, Inc., which receives no compensation for serving in this capacity. Other investment companies, insurance company separate accounts, common and commingled trust funds and similar organizations and entities may continuously invest in the Portfolio acted as placement agent for the Portfolio under the same terms and conditions as set forth herein.

ITEM 21.  CALCULATIONS OF PERFORMANCE DATA.

         Not applicable.

ITEM 22.  FINANCIAL STATEMENTS.

        The Portfolio's Statement of Assets and Liabilities dated July 31, 1999 has been included.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO


                              FINANCIAL STATEMENTS
                                  July 31, 1999
                                   (unaudited)















         In the opinion of the mangement of the Fund, these financial statements reflect all adjustments which are necessary to a fair statement of results for the period presented.

                    Dow Jones Islamic Market Index Portolio
                            Portfolio of Investments
                                  (unaudited)
                          (expressed in U.S. dollars)

----------------------------------------------------------------------------
Shares                Security                                   Value

                     COMMON STOCKS (99.3%)

                     AUSTRALIA (0.9%)
1,910                ORICA LTD                                   10,198
3,210                BROKEN HILL PROPRIETARY LTD                 35,510
3,120                CSR LTD ORD                                  8,613
5,140                NORTH LIMITED                               11,573
1,540                RIO TINTO LIMITED                           27,551
3,180                SANTOS LIMITED ORD                          10,471
1,760                WOODSIDE PETROLEUM LTD                      12,686
  450                BRAMBLES INDS LTD                           11,928

                    BELGIUM (0.2%)
290                 UCB SA                                       12,395
30                  PETROFINA SA NPV                             12,389

                    BERMUDA (0.1%)
5,000               CHEUNG KONG INFRA HLDGS                      10,307

                    CANADA (1.8%)
520                 ALCAN ALUMINIUM LTD                          15,673
910                 NORANDA INC                                  11,962
290                 SUNCOR ENERGY INC                            11,821
490                 TELEGLOBE INC                                10,849
380                 BCT TELUS COUMM A SHS NON VOTING              8,287
350                 NEWBRIDGE NETWORKS CORP                       9,294
1,200               NORTEL NETWORKS CORP                        106,552
180                 MAGNA INTL CL A                               9,859
500                 MACMILLAN BLOEDEL LTD                         8,664
960                 IMPERIAL OIL LTD                             19,183
940                 PETRO CANADA                                 13,854
810                 BARRICK GOLD CORPORATION                     15,030
250                 CANADIAN NATIONAL RAILWAY F/PD               16,804
370                 ALBERTA ENERGY LTD                           11,361

                    CAYMAN ISLANDS (0.1%)
310                 TRANSOCEAN OFFSHORE                           9,513

                    FRANCE (3.2%)
180                 ST GOBAIN                                    32,643
120                 AIR LIQUIDE (L')                             19,502
270                 DASSAULT SYSTEMS SA                           9,822
380                 ALCATEL                                      58,464
120                 REXEL SA                                      9,989
60                  CASTORAMA DUBOIS INVESTISMENT                15,278
340                 SCHNEIDER ELECTRIC SA                        20,789
120                 CAP GEMINI SA                                20,414
500                 SOC NATL ELF AQUITAINE                       85,592
120                 L'OREAL                                      77,932
30                  ESSILOR INTL                                  9,790
150                 VALEO                                        11,346
330                 MICHELIN CL B REGD                           13,381
1,000               VIVENDI SA                                   78,584

                    GERMANY (0.6%)
150                 HENKEL KGAA PFD                              10,512
120                 ADIDAS SALOMON AG                            10,785
1,410               BAYER AG                                     60,433
210                 BEIRESDORF AG BEARER                         13,930

                    GREECE (0.2%)
1,110               HELLENIC TELECOM ORGAN /GRD/                 23,352
110                 TITAN CEMENT ORDINARY                        11,028

                    HONG KONG (0.8%)
23,200              CABLE & WIRELESS HKT LTD                     54,551
4,000               HENDERSON LAND DEVELOPMENT                   22,624
8,000               WHEELOCK AND CO LTD                          10,874
5,000               CLP HOLDINGS LIMITED                         22,740
4,000               HONG KONG ELECTRIC                           12,626

                    ITALY (1.5%)
1,560               EDISON SPA                                   13,436
4,670               TELECOM ITALIA SPA NON CONV                  25,482
9,030               SEAT PAGINE GIALLE SPA                       12,647
13,330              TELECOM ITALIA MOBILE SPA                    77,156
9,840               TELECOM ITALIA SPA                           97,382

                    JAPAN (9.6%)
1,000               DAIWA HOUSE IND CO.                          10,518
1,000               KANDENKO CO                                   6,192
1,000               KINDEN CORP                                  10,552
2,000               SEKISUI HOUSE                                22,500
1,000               TOTO                                          7,465
2,000               KYOWA HAKKO KOGYO                            12,558
500                 FANUC CO                                     29,521
100                 HIROSE ELECTRIC                              11,250
100                 KEYENCE CORP                                 19,448
100                 MABUCHI MOTOR CO                              9,977
1,000               MATSUSHITA ELECTRIC WORKS                     9,288
1,000               OMRON CORP                                   16,657
1,000               TOKYO ELECTRON                               71,513
1,000               AJINOMOTO CO INC                             12,323
2,000               DAI NIPPON PRINTING                          34,099
2,000               TOPPAN PRINTING CO                           23,896
1,000               EBARA CORP                                   12,053
5,000               ISHIKAWAJIMA HARIMA HEAVY IND                 8,808
2,000               KOMATSU LTD                                  12,558
1,000               MORI SEIKI CO.                               15,087
100                 SMC                                          12,297
1,000               TOYODA AUTO LOOM                             18,532
1,000               SUMITOMO ELECTRIC                            12,593
1,000               CANON SALES                                  16,186
1,000               KOKUYO CO                                    17,085
3,000               GENERAL SEKIYU KK                             9,942
2,000               TONEN CORP                                   14,477
1,000               BANYU PHARMACEUTICAL CO                      19,622
1,000               DAIICHI PHARMACEUTICAL                       16,701
1,000               EISAI CO LTD                                 21,279
1,000               KAO CORP                                     27,820
1,000               SHISEIDO CO                                  13,823
1,000               TAISHO PHARMACEUTICAL                        38,809
1,000               YAMANOUCHI PHARMACEUTICAL CO LTD             46,309
2,000               CANON INC                                    63,315
2,000               DENSO CORP                                   44,652
2,000               HONDA MOTOR CO                               86,687
7,000               TOYOTA MOTOR CORP                           246,631
550                 TOYOTA MOTOR CORP ADR                        38,500
1,000               BRIDGESTONE CORPORATION                      30,785
1,000               ONWARD KASHIYAMA                             12,070
1,000               WACOAL CORP                                  10,570
2,000               FUKUYAMA TRANSPORTING                        11,861
3,000               NIPPON EXPRESS CO.                           20,276
1,000               YAMATO TRANSPORT
200                 ADVANTEST CORP                               25,465
3,000               ASAHI CHEMICAL INDUSTRIES                    15,044
1,000               FUJISAWA PHARM CO                            18,881
1,000               KOMORI CORPORATION                           21,803
2,000               TAKEDA CHEMICAL INDUSTRIES                  108,490

                    MEXICO (0.2%)
1,590               APASCO SA DE CV                               8,880
5,070               KIMBERLY CLARK  (SER A)                      17,988

                    NETHERLANDS (2.1%)
610                 AKZO NOBEL NV                                26,073
950                 TNT POST GROEP NV /NLG/                      22,920
390                 STORK NV                                      9,597
550                 BUHRMANN NV MAASTRICHT                       11,180
3,890               ROYAL DUTCH PETROLEUM                       243,056


                    NETHERLANDS ANTILLES (0.4%)
1,000               SCHLUMBERGER LTD                             60,563

                    NEW ZEALAND (0.1%)
8,690               CARTER HOLT HARVEY LTD                       10,855

                    NORWAY (0.3%)
820                 NORSK HYDRO AS                               32,032
340                 NORSKE SKOGINDUSTIER A                       13,560
                                                                 ------
                                                                 45,598

                    PORTUGAL (0.1%)
 60                 TELECEL COMUNI PES /PTE/                      7,681

                    SINGAPORE (0.4%)
31,440              SINGAPORE TELECOMM                           53,630

                    SOUTH AFRICA (0.4%)
470                 ANGLO AMERICAN PLATINUM CORP                 11,150
240                 ANGLOGOLD LTD                                10,243
940                 DE BEERS CENTENARY LINK UNITS                23,399
1,710               SASOL LTD                                    12,709

                    SPAIN (0.4%)
1,120               AUTOPISTAS C.E.S.A.                          12,438
1,810               ENDESA SA                                    35,593
1,500               CEPSA /COMPANIA ESPANOLA/ BEARER             18,006

                    SWEDEN (0.6%)
470                 SANDVIK AB A FREE                            11,618
900                 EUROPOLITAN HOLDINGS AB                       8,384
1,260               HENNES & MAURITZ B                           32,835
500                 ASSI DOMAN                                    8,372
370                 MO OCH DOMJO AB SER B                        10,363
500                 SVENSKA CELLULOSA SER B FREE                 14,491

                    SWITZERLAND (0.1%)
220                 CIBA SPEC CHEM HLDG REGD /CHF/               16,582

                    UNITED KINGDOM (8.2%)
1,780               BLUE CIRCLE INDUSTRIES ORD                   12,686
650                 RMC GROUP ORD                                11,377
3,330               ASTRAZENECA GROUP PLC                       123,914
920                 BOC GROUP ORD                                19,026
1,040               RAILTRACK GROUP PLC                          19,114
10,260              SMITHKLINE BEECHAM PLC                      126,376
940                 THAMES WATER PLC ORD SHARES                  14,473
11,950              BRITISH TELECOM ORD                         208,199
1,320               TI GROUP PLC                                  9,894
7,280               INVENSYS PLC                                 39,408
17,890              BP AMOCO PLC                                349,961
1,640               BOOTS CO ORD                                 20,081
3,460               SMITH & NEPHEW PLC                           10,150
18,380              SHELL TRANSPORT & TRADING REGD              149,985
6,380               BG PLC .01133                                38,362
1,230               BRITISH ENERGY PLC                           10,426
1,260               POWERGEN PLC 1998 SHARES                     12,232
910                 SEVERN TRENT PLC                             13,443
1,730               HAYS PLC                                     18,477

                    UNITED STATES (67.0%)
830                 UNITED TECHNOLOGIES CORP                     55,351
2,490               HOME DEPOT INC                              158,893
190                 JOHNSON CTLS INC                             13,027
680                 TELLABS INC                                  41,863
170                 WRIGLEY /WILLIAM/ JR CO                      13,547
240                 LAFARGE CORP                                  7,425
510                 NEWELL RUBBERMAID INC                        22,058
160                 SEALED AIR CORP                              10,280
380                 SHERWIN WILLIAMS                             10,260
160                 USG CORPORATION-COMMON                        8,590
220                 VULCAN MATERIALS                              9,680
2,570               ABBOTT LABORATORIES                         110,349
950                 ALLIEDSIGNAL INC                             61,453
520                 BAXTER INTL INC                              35,718
380                 DOW CHEMICAL CO                              47,120
1,910               DU PONT (EI) DE NEMOURS                     137,639
360                 ENGELHARD CORP                                8,033
4,000               MERCK & CO.                                 270,750
690                 MINNESOTA MINING & MANUFACTURING             60,677
350                 PPG INDUSTRIES INC                           20,869
400                 ROHM & HAAS CO.                              17,050
270                 UNION CARBIDE CORP                           12,960
190                 NUCOR CORP                                    9,215
300                 USX-US STL GROUP                              7,781
480                 ALLEGHENY TELEDYNE CORP                      10,290
280                 AMERN CORP                                   10,920
1,910               DELPHI AUTOMOTIVE SYSTEMS                    34,380
370                 DIAMOND OFFSHORE DRILLING INC                11,840
840                 ELECTRONIC DATA SYS CORP                     50,663
200                 GALILEO INTL INC                             10,238
850                 HALLIBURTON CO                               39,206
580                 IMS HEALTH INC                               16,168
310                 INGRAM MICRO INC CL A                         8,816
170                 LEAR CORP                                     8,118
5,190               LUCENT TECHNOLOGIES INC                     337,674
420                 PIONEER HI BRED INT'L INC                    16,328
350                 ROCKWELL INTERNATIONAL CORP                  20,584
530                 SEMPRA ENERGY                                11,759
420                 SOLECTRON CORP                               27,064
790                 SPRINT CORP PCS GROUP                        47,894
190                 STRYKER CORP                                 11,590
1,850               AMERITECH CORP                              135,513
5,410               AT&T CORP                                   280,982
3,210               BELLSOUTH CORP                              154,080
3,330               SBC COMMUNICATIONS INC                      190,434
260                 BED BATH & BEYOND INC                         8,824
670                 3COM CORP                                    16,164
390                 AMERICAN PWR CONVERSION CORP                  8,093
560                 CIRCUIT CITY STORES INC                      26,460
430                 CORNING INCORPORATED                         30,100
760                 EMERSON ELECTRIC CORP                        45,363
200                 GRAINGER W W INC                              9,450
280                 LINEAR TECHNOLOGY CORP                       17,185
250                 MAXIM INTEGRATED PRODUCTS                    16,016
1,030               MOTOROLA INC                                 93,988
200                 PE CORPORATION PE BIOSYSTEMS GRP             11,213
240                 SIGMA ALDRICH CORP                            8,070
340                 TANDY CORP                                   17,446
1,400               TYCO INTL LTD                               136,763
170                 WHIRLPOOL CORP                               12,187
5,660               INTEL CORP                                  390,540
1,200               ARCHER DANIELS MIDLAND                       16,800
4,180               COCA COLA CO COM                            252,106
2,520               PEPSICO INC                                  98,595
360                 STARBUCKS CORP                                8,370
730                 INTERNATIONAL PAPER CO                       37,321
220                 MEAD CORP                                     9,020
440                 DOVER CORP                                   17,380
320                 INGERSOLL RAND                               20,580
260                 DANAHER CORP                                 14,836
200                 DOW JONES & CO                                9,975
450                 PAYCHECX INC                                 12,628
650                 APPLIED MATERIALS INC                        46,759
230                 BIOMET INC                                    8,366
220                 COOPER INDS INC.                             12,073
190                 FLUOR CORP                                    7,612
440                 ILLINOIS TOOL WORKS                          32,698
450                 LEGGETT & PLATT INC                          11,531
240                 PARKER-HANNIFIN                              11,325
670                 MASCO CORP                                   19,933
390                 LIMITED INC                                  17,818
660                 LOWES COMPANIES                              34,815
180                 MAYTAG CORPORATION                           12,533
200                 BLOCK /H & R/ INC                            10,925
700                 BOSTON SCIENTIFIC CORP                       28,394
300                 BROWNING FERRIS INDS                         13,463
1,480               CHOICEPOINT INC                              98,235
320                 DUN & BRANDSTREET CORP DEL                   10,160
750                 FIRST DATA CORP                              37,172
1,530               SPRINT CORPORATION                           79,082
810                 STAPLES INC                                  23,389
130                 PHELPS DODGE CORP                             7,711
420                 BMC SOFTWARE INC                             22,628
5,450               CISCO SYSTEMS INC                           338,581
2,940               COMPAQ COMPUTER CORP                         70,560
290                 COMPUTER SCIENCES CORP                       18,669
250                 FISERV INC                                    7,453
290                 GATEWAY INC                                  22,094
1,730               HEWLETT PACKARD CO                          181,109
520                 MCKESSON HBOC INC                            16,153
8,690               MICROSOFT CORP                              745,711
630                 NOVELL INC                                   16,223
700                 OFFICE DEPOT INC                             13,125
2,480               ORACLE SYSTEMS CORP                          94,395
1,320               SUN MICROSYSTEMS INC                         89,595
240                 SUNGARD DATA                                  6,870
220                 AVERY DENNISON CORPORATION                   13,503
920                 KIMBERLY CLARK CORP                          56,120
200                 AMERADA HESS                                 11,838
230                 ASHLAND INC                                   8,740
560                 ATLANTIC RICHFIELD CO.                       50,435
680                 BAKER HUGHES                                 23,673
370                 BURLINGTON RES INC                           16,349
1,110               CHEVRON CORP                                101,288
4,110               EXXON MOBIL CORP                            326,231
200                 KERR MCGEE CORP                              10,300
1,320               MOBIL CORP                                  134,970
490                 PHILLIPS PETROLEUM CO                        25,143
950                 TEXACO INC                                   59,197
580                 USX-MARATHON GROUP                           17,618
2,220               AMERICAN HOME PRODUCTS                      113,220
880                 AMGEN INC                                    67,650
460                 AVON PRODS INC                               20,930
480                 BECTON DICKINSON & CO                        13,170
270                 BIOGEN INC                                   18,579
3,350               BRISTOL-MYERS SQUIBB CO                     222,775
250                 ECOLAB INC                                   10,656
1,880               ELI LILLY & CO                              123,375
530                 GUIDANT CORP                                 31,038
2,260               JOHNSON & JOHNSON                           208,203
1,000               MEDTRONIC INC                                72,063
10,760              PFIZER INC                                  365,168
2,230               PROCTOR & GAMBLE CO                         201,815
2,500               SCHERING PLOUGH                             122,500
370                 UNITED HEALTH CARE                           22,570
1,400               WARNER LAMBERT                               92,400
190                 CONSOLIDATED NATURAL GAS                     11,899
310                 AUTOZONE INC                                  7,653
490                 CARDINAL HEALTH                              33,443
390                 FEDERATED DEPARTMENT STORES                  20,012
230                 JONES APPAREL GROUP INC                       7,561
290                 KOHLS CORP                                   22,058
570                 TJX COMPANIES INC                            18,846
500                 TOYS R US                                     8,125
150                 EATON CORP                                   14,841
1,950               FORD MOTOR CO.                               94,819
330                 GOODYEAR TIRE & RUBR CO                      17,449
150                 REYNOLDS METALS CO                            8,494
230                 CINTAS CORP                                  14,749
510                 NIKE INC CL B                                26,520
280                 V F CORPORATION                              11,060
430                 CSX CORP                                     20,828
540                 FDX CORP                                     24,199
280                 NORDSTROM INC                                 8,803
450                 UNION PACIFIC CORP                           24,441
160                 COLUMBIA ENERGY GROUP                         9,520
400                 CONSOLIDATED EDISON INC.                     17,400
630                 DUKE ENERGY CO                               33,351
460                 EL PASO ENERGY CORP                          16,474
600                 ENRON CORP                                   51,113
320                 FPL GROUP                                    17,260
310                 KEYSPAN CORP                                  8,603
400                 NO STATES POWER                               9,000
410                 UNICOM CORP                                  16,093
360                 ALTERA CORP                                  13,050
880                 BURLINGTON NORTH SANTA FE CORP               28,160
660                 COMPUWARE CORP                               18,315
4,330               DELL COMPUTER CORP                          176,989
130                 DST SYSTEMS INC                               8,629
190                 EASTMAN CHEMICAL                              9,821
3,180               MCI WORLDCOM INC                            262,350
510                 PEOPLESOFT INC                                6,949
320                 PP & L RESOURCES                              9,260
360                 TOSCO CORP                                    9,495
870                 U S WEST INC                                 49,862
640                 ALCOA INC                                    38,320
75                  GARTNER GROUP INC CL B                        1,622
230                 QUINTILES TRANSNATIONAL                       8,740
250                 STANLEY WORKS                                 6,985
                                                              -----------
                                                              9,882,421
                                                              -----------

TOTAL INVESTMENTS                                   99.2%    14,640,458
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES       0.8%       121,365
                                                  _____________________
NET ASSETS                                         100.0%    14,761,823
=========================================================================


--------------------------------------------------------------------------------
                       See Notes to Financial Statements

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

                       STATEMENT OF ASSETS AND LIABILITIES
                                  July 31, 1999
                                   (unaudited)

ASSETS:
      Investments in securities, at value (identified cost $14,875,614)          $ 14,640,458
      Cash                                                                            572,102
      Receivables for:
          Investments sold                                                            501,961
          Dividends                                                                     6,282
                                                                          --------------------

              Total Assets                                                         15,720,803
                                                                          --------------------


LIABILITIES:
      Payables for:
          Investments purchased                                                       951,776
          Expense Payment Fee                                                           7,204
                                                                          --------------------

              Total Liabilities                                                       958,980
                                                                          --------------------
                                                                          --------------------

NET ASSETS                                                                       $ 14,761,823
                                                                          ====================


Net Assets Consist of:
      Paid-in capital                                                            $ 14,996,860
      Net unrealized depreciation                                                    (235,037)
                                                                          --------------------
                                                                          --------------------

Net Assets                                                                       $ 14,761,823
                                                                          ====================

                       See Notes to Financial Statements.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

                             STATEMENT OF OPERATIONS

                                  July 31, 1999
                                   (unaudited)


INVESTMENT INCOME
     Income:
         Dividends (net of withholding taxes of $633)                                                   $ 8,268
                                                                                                  _____________
            Total Income                                                                                  8,268
                                                                                                  _____________
     Expenses:
         Expense reimbursement fee                                                                        7,204
                                                                                                  _____________
            Total Expenses                                                                                7,204
                                                                                                  _____________
     Net investment income:                                                                               1,064
                                                                                                  _____________

NET REALIZED AND UNREALIZED LOSS

     Net realized loss on investments and foreign exchange transactions                                  (4,404)
     Net change in unrealized depreciation on investments and foreign exchange translations            (235,037)
                                                                                                  _____________

            Net Realized and Unrealized Loss                                                           (239,441)
                                                                                                  _____________
     Net Decrease in Net Assets Resulting from Operations                                              (238,377)
                                                                                            ====================

See Notes to Financial Statements.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                                              For the
                                                                                                              month ended
                                                                                                              July 31, 1999
                                                                                                              (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
     Operations:
         Net investment income                                                                                    $ 1,064
         Net realized loss on investments and foreign exchange transactions                                        (4,404)

         Net change in unrealized depreciation on investments and foreign currency translations                  (235,037)
                                                                                                             _____________
           Net decrease in net assets resulting from operations                                                  (238,377)
                                                                                                             _____________

         Total Contributions                                                                                   15,000,200
                                                                                                             _____________

            Total increase in net assets                                                                       14,761,823

NET ASSETS:
     Beginning of year                                                                                                  0
                                                                                                             _____________

     End of year                                                                                              $ 14,761,823

                                                                                                    ======================
See Notes to Financial Statements.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

                              FINANCIAL HIGHLIGHTS
     Selected per share data and ratios for a share outstanding throughout each year


                                                                     For the
                                                                   month ended
                                                                  July 31, 1999
                                                                   (unaudited)
                                                                  ____________

Net asset value, beginning of period                                   $100.00

Income from investment operations:
     Net investment income                                                0.01
     Net realized and unrealized gain                                    (1.60)

                                                       =======================
     Net asset value, end of period                                    $ 98.41
                                                       =======================

Total return                                                             (1.59)%
Ratios/Supplemental data:
     Net assets, end of period (000's omitted)                         $14,762
     Expenses as a percentage of
      average net assets                                                  0.57%
     Ratio of net investment income to
      average net assets                                                  0.08%
     Portfolio turnover rate                                                 0%

_________________________________________________
1    Annualized.




                       See Notes to Financial Statements.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

                          NOTES TO FINANCIAL STATEMENTS
                           (expressed in U.S. dollars)
                                   (unaudited)

     1. Organization and Significant Accounting Policies. Dow Jones Islamic Market Index Portfolio (the "Portfolio") was organized as a trust under the laws of the State of New York on March 5, 1999. The Portfolio commenced operations on July 1, 1999. The Declaration of Trust permits the Trustees to create an unlimited number of beneficial interests in the Portfolio.

         The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements and are based, in part, on the following accounting policies. Actual results could differ from those estimates.

                       A. Valuation of Investments. (1) The value of investments listed on either a domestic or foreign securities exchange is based on the last sale price on that exchange prior to the time when assets are valued, or in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange; (2) unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market; (3) securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Portfolio's Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to the value from dealers; and general market conditions; (4) all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing rates of exchange available at the time of valuation; and (5) trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the New York Stock Exchange and may also take place on days on which the New York Stock Exchange is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Portfolio's Trustees.

     B. Foreign Currency Translations. The accounting records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio does not isolates that portion of realized gain or loss on investments resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of such investments. Reported net realized and unrealized gains and losses arise from the sales of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on foreign currency translations arise from changes in the value of the assets and liabilities, excluding investments in securities, at fiscal year end, arising from changes in the exchange rate.

     C. Accounting for Investments. Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is accrued daily.

                    DOW JONES ISLAMIC MARKET INDEX PORTFOLIO
                    NOTES TO FINANCIAL STATEMENT (continued)
                           (expressed in U.S. dollars)
                                   (unaudited)


     D. Federal Income Taxes. The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is necessary.


         2.  Transactions with Affiliates.

     Investment Management and Advisory Fee. The Portfolio has an investment management agreement with Brown Brothers Harriman & Co. (the "Manager"). The Portfolio has an investment advisory agreement with Wafra Investment Advisory Group, Inc. (the "Adviser"). The Manager and the Adviser jointly receive from the portfolio calculated daily and paid monthly at an annual rate equivalent to 0.40% of the Portfolio's average daily net assets.

     Administrative Fee. The Portfolio has an administrative agreement with Brown Brothers Harriman Trust Company (Cayman) Limited (the "Administrator") for which it pays the Administrator a fee calculated daily and paid monthly at an annual rate equivalent to 0.05% of the Portfolio's average daily net assets that are not in excess of $50 million and at an annual rate equivalent to 0.01% on the Portfolio's average daily net assets in excess of $50 million.

     Expense Reimbursement Fee. Brown Brothers Harriman Trust Company (Cayman) Limited pays certain expenses of the Portfolio and receives a fee from the Portfolio, computed and paid monthly, such that after such fee the aggregate expenses will not exceed 0.57% of the Portfolio's average daily net assets. For the month ended July 31, 1999, Brown Brothers Harriman Trust Company (Cayman) Limited incurred $95,776, including $4,968 in investment management/advisory fees and $632 in administration fees, in expenses on behalf of the Portfolio. The expense reimbursement agreement will terminate when the aggregate amount of fees received by Brown Brothers Harriman Trust Co. (Cayman) Limited thereunder equals the aggregate amount of expenses paid by Brown Brother Harriman Trust Company (Cayman) Limited thereunder.

         3. Investment Transactions. For the month ended July 31, 1999, the cost of purchases and the proceeds of sales of investment securities other than short-term investments were $14,875,614 and $0, respectively.

PART C


ITEM 23.  EXHIBITS.


1   Declaration of Trust of the Registrant  (1)

2   By-Laws of the Registrant(1)

5   Form of Investment Advisory Agreement between the Registrant and Wafra
Investment Advisory Group, Inc.(1)

5(i) Form of Investment Management Agreement between the Registrant and Brown Brothers Harriman & Co.(1)

8   Custodian Contract between the Registrant and Brown Brothers Harriman (1)

8(i) Form of Amendment to Custodian Contract between the Registrant and Brown Brothers Harriman & Co.(1)

9(a) Form of Administration Agreement between the Registrant and Brown Brothers Harriman Trust Company(1)

13   Form of Investment representation letters of initial investors(1)

----------------
(1)      Filed herewith.




ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     Not applicable.

ITEM 25.  INDEMNIFICATION.

     Reference is hereby made to Article V of the Registrant's Declaration of Trust, filed as an Exhibit herewith.

     The Trustees and officers of the Registrant are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     The Registrant's investment adviser, Wafra Investment Advisory Group, Inc., a U.S. registered investment adviser, acts as investment adviser for numerous investment funds and managed accounts, including other Islamic funds and products.

     To the knowledge of the Registrant, none of the principals or officers of Wafra Investment Advisory Group, Inc. is engaged in any other business, profession, vocation or employment of a substantial nature.

ITEM 27.  PRINCIPAL UNDERWRITERS.

     Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All  accounts,  books and other  documents  required  to be  maintained  by
Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules thereunder are maintained at the offices of:

         Dow Jones Islamic Market Index Portfolio
         Butterfield House
         Fort Street/P.O. Box 2330
         George Town, Grand Cayman
         Cayman Islands, B.W.I.

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY 10005
         (investment manager)

         Brown Brothers Harriman Trust Company
         63 Wall Street
         New York, NY  10005
         (administrator)

         59 Wall Street Distributors, Inc.
         21 Milk Street
         Boston, MA  02109
         (placement agent)

         Brown Brothers Harriman & Co.
         59 Wall Street
         New York, NY  10005
         (custodian)

ITEM 29.  MANAGEMENT SERVICES.

     Not applicable.

ITEM 30.  UNDERTAKINGS.

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Investment Company Act of 1940, Dow Jones Islamic Market Index Portfolio has duly caused this registration statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, Massachusetts on the day of [ ] August, 1999.

         DOW JONES ISLAMIC MARKET INDEX PORTFOLIO

         By: /s/Philip W. Coolidge
             Philip W. Coolidge
             President